Financial Results for the Third Quarter Ended July 31, 2010 Exhibit 99.1 1

Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
2

Non-GAAP Financial Measures
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the
Securities and Exchange Commission. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these
Non-GAAP financial measures help it to evaluate VeriFone’s
performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-
GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
3 3

Non-GAAP Profit & Loss Overview
4 4
($ in thousands, except EPS) Q309 Q210 Q310
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
Revenue 211,371 240,712 261,455 8.6% 23.7%
Gross Margin 77,777 94,257 101,005 7.2% 29.9%
Gross Margin % 36.8% 39.2% 38.6%
Operating Expense 43,541 55,450 58,298 5.1% 33.9%
Operating Expense % 20.6% 23.0% 22.3%
Operating Profit 34,236 38,807 42,707 10.0% 24.7%
Operating Margin % 16.2% 16.1% 16.3%
Net Interest and Other (3,622) (3,707) (2,803) -24.4% -22.6%
Pre-tax Profit 30,614 35,100 39,904 13.7% 30.3%
Taxes 8,572 9,828 7,981 -18.8% -6.9%
Net Income 22,042 25,272 31,923 26.3% 44.8%
Net Income % 10.4% 10.5% 12.2%
EPS 0.26 0.29 0.36 24.1% 38.5%
Q310

Non-GAAP Revenue Profile
Services
18.5%
System
Solutions
81.5%
Q310
Revenue
LAC
20.2%
NA
47.1%
Asia
8.9%
Europe
23.8%
5 5
($ in thousands) Q309 Q210 Q310
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
North America 89,034 105,940 123,211 16.3% 38.4%
Europe 67,148 66,538 62,120 -6.6% -7.5%
Latin America 30,561 50,488 52,806 4.6% 72.8%
Asia 24,628 17,746 23,318 31.4% -5.3%
Total 211,371 240,712 261,455 8.6% 23.7%
Q310

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VeriFone
THE WAY TO PAY

6 6
Media Solutions
• Full motion video delivered to
captive audiences in taxis in
major markets.
•
Wall Street Journal Article
highlights Microsoft’s
successful advertising
campaign launching its
internet service offering,
BING -
Campaign used Taxi
Campaign used Taxi
TV Media platform.
TV Media platform.
http://online.wsj.com/article/SB100014240527487036364
04575353392678098382.html
Delivering messages via
engaging digital screens in
major markets.

Non-GAAP Revenue Profile
Services
18.5%
System
Solutions
81.5%
Q310
Revenue
LAC
20.2%
NA
47.1%
Asia
8.9%
Europe
23.8%
7 7
($ in thousands) Q309 Q210 Q310
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
North America 89,034 105,940 123,211 16.3% 38.4%
Europe 67,148 66,538 62,120 -6.6% -7.5%
Latin America 30,561 50,488 52,806 4.6% 72.8%
Asia 24,628 17,746 23,318 31.4% -5.3%
Total 211,371 240,712 261,455 8.6% 23.7%
Q310

Average Time, Cost for PCI Compliance:
Allocation of PCI-Related Investments
Best-in-
Class
All
Others
Cost to achieve initial reporting of PCI compliance
US$520K US$958K
Time to report initial compliance (months)
11 11
Annual cost to sustain PCI compliance
$135K $300K
Average time since first reporting compliance (years)
2.0 2.3
Average total spend on PCI compliance
$784K $1,642K
Build and Maintain a Secure Network
$197K $375K
Protect Cardholder Data
$186K $399K
Maintain a Vulnerability Management Program
$88K $188K
Implement Strong Access Control Measures
$93K $211K
Regularly Monitor and Test Networks
$124K $317K
Maintain an Information Security Policy
$97K $152K
Average Time, Total Spend on PCI Compliance
Source: Aberdeen Group, November 2009
8 8
Significant PCI Compliance Costs Drives Demand for VeriShield Protect

PAYware Mobile
• Multiple Processor certifications in progress
• Apple refining its micro-merchant sales strategy with “in-store workshops”, featuring PAYware Mobile
• PAYware Mobile ISO resellers grown by 60% since last quarter
Secure payment solutions for the iPhone and other smart phones
9 9

Internet
Internet
PAYware

VeriFone
THE WAY TO PAY

10 10
Corporate HQ
M-Retail
• Content
• Delivery
• Marketing
• Signage
• Kiosks
• MX-800
• Taxis
• M-Gift Card
• M-Coupon
• M-Loyalty
• M-Payments
• M-Ticketing
Client
Services
Services
• Injection
• Deployment
• Installation
• Help Desk
• Repair
• Training
• On-Site
• Projects
• Downloads
Security
M-Retail
• Content
• Signage
• Kiosks
• MX800
• Pump-Top TV
• Taxis
Individual
Stores
Connect
Payment Devices
MX870 MX880 MX850 MX860 MX830
Payments
• Credit
• Debit
• Gift
• EBT
Payment Applications
• Dial Terminals
• Integrated Terminals
• POS Software
• Shopping Carts
• Other Applications
• Authorization
• Settlement
• Dial, SSL or IP
• Ethernet
Mobile
M-Retail
• M-Advertising
• M-Marketing
• M-Gift Card
• M-Coupon
• M-Loyalty
• M-Ticketing
• M-Purchasing
• M-Payments
Processor 1 Processor 2 Processor 3
Etc.
Processors
PAYware Connect – Retail
Management Apps
• Asset Management
• Terminal Downloads
• Remote Key Injection
• Signature Capture
• Estate Management
• Gift Card
PCI Security
• Remove POS
from Scope
• VeriShield
Protect
• VSDMS
• No In-Store
Batches
• Tokenization

11 11 Financial Results and Guidance

Non-GAAP Gross Margin Review 12 12 Q309 Q210 Q310 System Solutions 35.6% 39.1% 37.4% Services 44.5% 39.7% 44.3% Total 36.8% 39.2% 38.6% % of Revenue

Non-GAAP Operating Expenses
13 13
Q309 Q210 Q310
Research and Development 6.8% 7.3% 7.0%
Sales and Marketing 7.1% 8.5% 8.4%
G&A 6.7% 7.3% 6.9%
Total 20.6% 23.0% 22.3%
Non-GAAP Operating Expenses as
Reported ($M)
43.5 55.5 58.3
Non-GAAP Operating Expenses,
Constant Currency ($M)
43.9 54.9 58.3
% of Revenue

Cash Flow and Balance Sheet
14 14
($ in thousands, except Days) $ $ $
Cash Flow from Operations before
Changes in Working Capital
35,674 36,024 36,662
Cash Flow from Operations 57,792 21,885 25,994
Key Balance Sheet Items:
Cash
254,812 378,988 400,462
Accounts Receivables, net
176,069 78 145,649 57 137,705 49
Accounts Receivables Reserves (4,667) (4,074) (4,671)
Inventories, net 98,480 66 110,103 63 111,415 62
Inventories Reserves (38,254) (26,113) (22,332)
Accounts Payable 74,813 51 99,008 61 71,252 40
Deferred Revenue, net 63,937 68,478 71,981
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Q310
Days Days
Q210
Days
Q309

Guidance
• For the full year of fiscal 2010, VeriFone expects net revenues to be between $984 million and $989 million.  Non-GAAP net income per share is projected to be in the range of $1.26 to $1.27 for the same time period.
• For the fourth quarter ending October 31, 2010, VeriFone expects net revenues to be between $258 million and $263 million.  Non-
GAAP net income per share is projected to be in the range of $0.35 to $0.36.
15 15

16 16 Financial Results for the Third Quarter Ended July 31, 2010